AFL-CIO Housing Investment Trust

Investing Pension Capital to Create

10,000 Union Construction Jobs

SUMMER 2010

About the AFL-CIO

     Housing Investment Trust

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission, with approximately 350 investors and over $3.8 billion in assets. The HIT invests primarily in government and agency insured and guaranteed multifamily and single family mortgage-backed securities. The HIT is also one of the earliest and most successful practitioners of socially responsible, economically targeted investing, with a track record that demonstrates added value to its investors. The HIT’s objective is to provide competitive returns and to promote collateral benefits: the construction of affordable housing and the creation of employment for union members in the construction trades and related industries. Since its inception, the HIT has invested over $5.7 billion to finance more than 94,000 housing units affordable to working families nationwide, while creating tens of thousands of union jobs.

At a time of the worst downturn in the construction industry since the Great Depression, the HIT has stepped up to do its part in creating 10,000 union construction jobs.

Union Construction Jobs:

“The HIT’s job-generating investments remain a bright spot on a blighted economic landscape.”

                —Richard L. Trumka, President, AFL-CIO

America’s working men and women have taken a devastating blow from the recession. The AFL-CIO Housing Investment Trust is doing its part to help in the recovery. So far this year, the HIT has committed more than $395 million for new projects representing more than 3,900 union jobs, 5,201 units of housing, and 137 skilled nursing beds for children. Together with previous investments, the number of jobs financed since early 2009 has passed 6,000 and continues to grow. The HIT is committed to creating 10,000 union construction jobs to help ease the pain of this challenging economy for working families and their communities. Unions have a right to expect union-friendly funds like the HIT to join this challenge and create jobs. Now is the time.

Construction employment has declined precipitously since the recession began in December 2007. More than 1.9 million construction jobs have been lost during that time – about one quarter of all the U.S. job lost in the recession. As of June 2010, the unemployment rate for construction workers was over 20%, more than double the national rate. Construction has suffered more job losses than any other industry in the past 12 months.

We Need Them Now

Since setting the “10,000 Jobs” goal in early 2009, the HIT has invested $570 million of its funds in $1 billion of development in 23 projects nationwide, which will create 6,000 union construction jobs. The HIT expects to pass 10,000 construction jobs financed by the spring of 2011.

The HIT does not intend to stop at 10,000 jobs. With support from its investors, the HIT could increase this number to more than 15,000 in 2011, helping ease the continuing strain of high unemployment, bringing needed housing to our communities, and most important, providing sound investments for the pension plans that participate in the HIT.

Projects Receiving HIT Financing Since Early 2009

Pre-Construction, Under Construction, and Construction Completed

Project Name	Location	Union Jobs	HIT Investment	Total Development Cost
Applewood Pointe Coop	Bloomington, MN	130	$17,597,900	$20,280,641
Franklin Park Apartments	Boston, MA	192	$25,672,000	$34,000,000
Old Colony	Boston, MA	321	$26,700,000	$56,844,708
Paul Stewart I & II	Chicago, IL	386	$2,500,000	$59,000,000
Victory Centre at S. Chicago	Chicago, IL	98	$10,685,000	$14,962,491
Inver Glen Senior Housing	Inver Glen Heights, MN	113	$15,084,000	$17,461,869
The Moderne	Milwaukee, WI	322	$41,524,800	$48,428,832
FloCo Fusion	Minneapolis, MN	100	$13,543,000	$16,026,159
Solhem House	Minneapolis, MN	84	$10,700,000	$12,988,106
Regency Tower	New Bedford, MA	176	$16,420,000	$31,195,797
CUNY Graduate Housing	New York, NY	166	$9,832,000	$28,700,000
NYCHA Bonds	New York, NY	177	$21,305,000	$30,603,000
The Douglass	New York, NY	185	$9,500,000	$31,200,759
The Dempsey	New York, NY	135	$15,000,000	$23,363,400
Parkway Lakeside Apartments	O’Fallon, IL	188	$26,094,000	$28,160,111
Squantum Gardens	Quincy, MA	290	$5,450,000	$46,533,011
Arc Light Apartments	San Francisco, CA	276	$33,000,000	$47,948,451
The Shipyard	San Francisco, CA	220	$11,800,000	$38,218,638
Ellipse on Excelsior	St. Louis Park, MN	213	$26,122,000	$26,122,000
Park Pacific Apartments	St. Louis, MO	656	$63,131,600	$98,318,292
The Laurel	St. Louis, MO	676	$44,952,400	$175,000,000
Villas at Crystal Lake	Swansea, IL	161	$23,736,300	$26,373,746
Elizabeth Seton Pediatric Center	Yonkers, NY	804	$100,000,000	$115,557,020
Total		6,069	$570,350,000	$1,027,287,031

Source: For estimates of union jobs and secondary jobs generated by HIT investments, the HIT utilizes an input-output model developed by the Minnesota IMPLAN Group.  The IMPLAN model tracks the flow of expenditures through the region and provides a method of assessing the economic impacts of construction projects

Union Pension Funds...

          Part of the Solution

Changes in Employment by Sector
(Year ending June 2010)

Manufacturing	-112,000
Professional & business services	256,000
Construction	-447,000
Retail trade	-110,000
Transportation	-46,000
Other sectors	289,000
Total Jobs Lost	-170,000
Source: U.S. Department of Labor

When the Obama Administration took office in 2009, union leaders were called to the White House to help forge an economic recovery plan.  The White House asked labor’s pension investment vehicles to be part of the solution.  The AFL-CIO Housing Investment Trust responded to this request with a plan to generate 10,000 union construction jobs.

Now well on the way to this goal, the HIT has provided financing to help create more than 6,000 family-supporting union construction jobs. Prospective investments currently under review would reach our construction jobs goal by spring of 2011.

Union pension funds invested in the HIT are supporting the HIT in its commitment to be part of the solution to the nation’s economic problems and the unacceptably high unemployment rate. We urge all who are stewards of union pension capital to join with us in this critical effort.

With more than four decades of investing on behalf of union pension beneficiaries, the HIT is one of the most experienced practitioners of responsible, economically targeted investing. This means that in addition to its successful record of providing investors competitive fixed-income returns, the HIT is dedicated to making a difference to working people and their communities through the investments it makes in housing and healthcare facilities. This prudent approach to investing reflects the ideals of the union movement that founded the HIT and helped it grow over the years.

Thomas Croft of the Steel Valley Authority, who studies pension investment practices, urges pension plans to invest strategically to support workers’ long-term goals. Too often, he writes, workers’ pensions provide the capital for company downsizing, outsourcing, offshoring, and other business practices that undermine the interests of workers and their communities. Croft cites the HIT as a fixed-income fund whose investments produce sustainable community impacts.

The credit crisis of the past two years has tied the hands of many of the traditional sources of investment capital that might otherwise help stimulate construction employment. More than 220 banks have failed since the beginning of 2009, and 775 more are on the FDIC’s watch list. Some $300 billion in commercial real estate losses have limited banks’ ability to extend credit for construction lending. In contrast, the HIT’s prudent strategy of high credit quality investing has put it in a position to invest in job-generating construction projects when many others cannot. The HIT is committed to investing capital to create union construction jobs with family-supporting wages and benefits to promote economic recovery.

“The movement toward large-scale Economically-Targeted Investments (ETIs) began in the 1960s, when the AFL-CIO Housing Investment Trust was established. . . . Thus, the Building Trades pension funds are the pioneers of ETIs in the U.S.”

                —Thomas Croft, “Up from Wall Street” [2009]

Help the HIT to Create

“The HIT’s investments provide a welcome stimulus for communities in need of jobs and housing to help with economic recovery.”

               —John J. Sweeney, President Emeritus of the AFL-CIO and Chairman of the HIT

At a time when development capital is scarce and construction employment is over 20%, the AFL-CIO Housing Investment Trust’s investments are generating much-needed union jobs in the construction of affordable housing and healthcare facilities. The HIT’s success reflects the foresight of the AFL-CIO 45 years ago when it created this well managed, socially responsible investment fund.

The HIT’s prudent strategy for achieving fund performance and its use of pension capital to obtain results important to working people represent a “high road” approach to pension investment, contrasting sharply with many other investments that support low-wage industries or send pension capital offshore.

Never has this high road investment strategy been more vital to working people. The recession and deep job cuts have taken a terrible toll on working families and their hopes for a secure future. Too often, workers are being exploited in jobs that do not pay a living wage or offer health or pension benefits. Many union pension plans are affected by the downturn in employment and the resulting decline in pension contributions. The HIT is an investment option that can help address those concerns.

Over and above its primary commitment to providing competitive returns to its investors, the HIT is committed to doing its part to help working families and their communities in this challenging economy. Few other fund managers can make that pledge. If you support this high road approach to investing, please join us by investing in the HIT.

10,000 Union Jobs

“The AFL-CIO...seems to be single-handedly keeping housing construction going in the area.”

               —Minnesota blogger commenting on HIT investments, February 11, 2010

The AFL-CIO Housing Investment Trust has more than four decades of experience in housing finance, with well-established relationships with developers and mortgage bankers, and the know-how to structure complex financing transactions to make the projects viable. This has enabled the HIT to support new construction and create jobs at a time when many other investors have withdrawn from the market. The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances.

Multifamily construction securities are a particularly attractive investment for the HIT portfolio at this time. These securities offer relatively wide yield spreads compared to Treasuries. The capital that the HIT invests in construction securities in 2010 will take advantage of the attractive yield spreads and at the same time generate much-needed union construction jobs. Following are examples of recent HIT-financed projects.

Regency Tower, New Bedford

With a $16.4 million commitment in March, the HIT will help finance the $31 million rehabilitation of Regency Tower in New Bedford, Massachusetts. Regency Tower is the tallest building in this Southeast Massachusetts city, which is located one hour from Boston and 40 minutes from Providence. The building will undergo a substantial rehabilitation to create 129 units, including 33 low income housing units and 96 market rate units. The HIT purchased a taxable, private placement bond issued by MassHousing to fund a construction loan in the amount of $16.4 million. The work on The Regency should generate more than 175 union construction jobs.

Franklin Park Apartments, Boston

 The HIT is assisting Massachusetts to preserve affordable housing by helping finance the $34 million substantial rehabilitation of the Franklin Park Apartments.  The property consists of 220 scattered site residential units, plus four commercial storefronts totaling 3,200 square feet, in 12 parcels in the Dorchester and Roxbury neighborhoods of Boston.  The HIT will provide $25.7 million in financing by purchasing a taxable private placement bond issued by MassHousing and construction and permanent loans insured under the Federal Housing Administration’s Risk Share Program.  The project is expected to create over 190 union construction jobs.

Elizabeth Seton Pediatric Center, Yonkers, NY

With a commitment of $100 million – the largest single investment in its 45-year history – the HIT will help create a state-of-the-art skilled nursing facility for New York’s renowned Elizabeth Seton Pediatric Center.  The HIT investment in a Ginnie Mae security will enable the Seton Center to move from an overcrowded rented facility in New York City to its own new campus in Yonkers, New York.  The new facility will offer 137 beds for medically fragile children, together with many specialized medical services and an on-site school for resident patients.

The $116 million development will generate more than 800 union construction jobs. An existing collective bargaining agreement between the Seton Center and 1199 SEIU United Healthcare Workers East will preserve 166 permanent union jobs that will transfer to the new center.

The Dempsey Apartments and The Douglass Park,
New York City

Two other recent HIT investments will bring affordable housing to New York City’s Central Harlem community.  The Dempsey (at left) is a $23.4 million new construction project that will create 79 housing units affordable to families earning between 40% and 60% of the area median income. In December 2009, the HIT committed to purchase $15 million of fixed-rate, tax-exempt bonds issued by the city’s Housing Development Corporation for this project, which will generate an estimated 135 union construction jobs.  The Douglass Park (lower left) is an earlier 2009 HIT investment that is currently under construction.  The HIT’s $9.5 million investment in the Douglass Park will create approximately 185 union jobs.

The Dempsey and Douglass Park are among the latest HIT commitments under its New York City Community Investment Initiative.  The HIT undertook this initiative in early 2002 in an effort to spur investments in housing for New York City residents following the tragic events of September 11, 2001. To date, the HIT’s investments under its New York initiatives have exceeded $500 million, creating or preserving over 21,000 units of housing.

America's Center
Edward Jones Dome
Convention Plaza
Lucas Ave
Washington Ave
St Charles St
Locust St
Olive St
Renaissance Hotel
The Laurel
Park Pacific
St. Louis Center
One City Center

“ These new HIT investments will be a shot in the arm for the building trades here in St. Louis.  They are significant projects that will help keep our union brothers and sisters working.”

               —Gerald T. Feldhaus, Executive Secretary-Treasurer, St. Louis Building and Construction Trades Council

Park Pacific Apartments & The Laurel, St. Louis

 The HIT is helping St. Louis realize its plans for a $400 million redevelopment of the central business district by providing financing for two cornerstones of that plan.  The first project is the Park Pacific (above left), the $98 million redevelopment of the former Missouri Pacific/Union Pacific headquarters building, for which the HIT committed $63 million in January 2010. With its investment in a Ginnie Mae security, the HIT will help finance the adaptive re-use of this historic, 24-story building as a mixed-use residential development.  The project will feature 230 market-rate residential units, 31,000 square feet of retail space, and 88,000 square feet of office space, along with a new seven-story parking facility.  The substantial rehabilitation of this landmark is expected to create more than 650 union jobs.

In March, the HIT issued its commitment for the Laurel (above right), a mixed-use project involving the adaptive re-use of the historic Dillard’s department store.  The project has a total development cost of $175 million, representing more than 670 union jobs. To provide financing for the Laurel’s 205-unit residential component, the HIT committed $45 million for the purchase of a Ginnie Mae security.

As shown on the map, the Park Pacific and the Laurel in downtown St. Louis are key elements of the city’s largest investment in revitalization in 30 years. Across Washington Avenue from the Laurel, the redevelopment of the St. Louis Center and One City Center are other components of this renewal effort.  The HIT’s two latest projects are part of a long history of HIT investments in St. Louis. Over the years, the HIT has committed more than $435 million to 24 projects in the St. Louis metropolitan area to generate nearly 5,000 union jobs.

“ The HIT has been so helpful, both by lending to get our members building again when other lenders have gone missing and by moving a project we’ve pursued for years the last step to being built all union.”

               —Mike Theriault, Secretary-Treasurer, San Francisco Building and Construction Trades Council

The Shipyard, San Francisco

 The HIT plans to help the city of San Francisco transform the site of the former Hunters Point Naval Shipyard into a thriving community to be known as  The Shipyard, with new homes, parks, and jobs for local residents. Phase I of  The Shipyard redevelopment will consist of 1,400 homes and 9,000 square feet of retail space. Approximately 30% of the homes will be affordable to low-income families.  The HIT is proposing to finance the construction of the two initial sites of Phase I, known as Blocks 50 and 51, by providing an $11.8 million direct loan.  These two sites will be developed as 25 townhomes and 63 flats for a total of 88 units, at a total development cost of $38 million. All the homes will be for-sale condominiums, 13 of which will be set aside for families earning a maximum of 50% to 80% of the area median income.  The development of Blocks 50 and 51 is expected to generate 220 union construction jobs.

Shipyard Before

Proposed Development

Block 51
10

Block 50

“We are proud that the HIT is putting our pension dollars into a building like the Moderne, which will bring much-needed jobs and economic development to Milwaukee.”

               —Lyle Balistreri

President, Milwaukee Building and Construction Trades Council

The Moderne, Milwaukee

The HIT committed $41.5 million in December 2009 for  The Moderne (left), a $48.4 million tower that will anchor a major redevelopment corridor in downtown Milwaukee.  The 30-story project is being developed in two phases.  The HIT has issued a commitment to purchase Ginnie Mae construction loan certificates and a permanent loan certificate to finance the first phase, consisting of 203 market-rate rental units. This phase also will create 7,360 square feet of commercial and retail space as well as above-grade parking.  The Moderne’s second phase, consisting of 14 condominiums, is being financed separately with a loan from the City of Milwaukee.  The Moderne is considered a key element in the economic development of Milwaukee’s 60-acre Park East Redevelopment Compact. Work on  The Moderne is expected to generate more than 320 union construction jobs.

Arc Light Apartments, San Francisco

To support San Francisco’s effort to create in-town housing in the South Beach neighborhood, the HIT is providing financing for development of the Arc Light Apartments (right).  The $48 million project will convert an 1888 industrial building into an innovative multifamily development.  The HIT committed to purchase $33 million of AAA-rated, fixed-rate, tax exempt bonds, which will be credit-enhanced by a Ginnie Mae security that is backed by FHA insurance. Arc Light will offer 94 housing units, 20% of which will be for low income households.  The project has many environmentally sensitive features and is expected to create more than 275 union construction jobs.  The HIT was an early investor in the revitalization of the South Beach neighborhood with its 1997 commitment of $42 million for One Embarcadero South a few blocks from the Arc Light site.

Make an Investment in the HIT

The AFL-CIO Housing Investment Trust’s ability to achieve its primary objective of competitive returns, coupled with union job creation and community development, reflects positively on the union and public employee pension plans that have supported the HIT’s growth and success over the years.  The HIT is committed to increasing its investments that will generate jobs and housing in the months ahead. But to do that, we will be counting on our investors to help us meet that commitment.

An investment in the HIT is a high road investment in a fund with a strong performance record. The HIT’s record of competitive risk-adjusted returns has made it an outstanding choice as fixes-income investment. moreover, the union jobs and workforce housing it  generates are benefits that cannot be obtained  through foreign investment, hedge funds, commodities, or many of the other riskier investments. Investors clearly appreciate this and expressed their confidence in the HIT with a 99% rate of dividend reinvestment in 2009. This represented $148 million in reinvested earnings. Another $214 million of new capital was invested by participants last year for a total of $362 million.

Integrity and transparency

The HIT’s philosophy of responsible investing focuses on high credit quality multifamily securities and avoidance of risk investments. This is one reason its investors have never needed too worry about problems such as leveraged borrowing, derivatives, or subprime loan.

The HIT is internally managed. All returns over actual costs are distributed pro rata to investors based on the units they hold. There are no additional management fees.  This “mutual” structure is a model that recognizes the solemn trust implicit in managing the pension savings of America’s working people.

The HIT’s portfolio holdings are publicly available and fully reported to its participants, in accordance with federal securities law requirements, so there will be no surprises about the credit quality or risk of the HIT’s holdings.

Superior performance

Once again in 2009, for the 17th consecutive calendar year, the HIT outperformed its benchmark, the Barclays Capital Aggregate Bond Index, on the basis of gross returns. With its superior portfolio fundamentals of higher credit quality and higher yield, its similar interest rate risk compared to the benchmark, its strong liquidity, and the favorable yield spreads of the construction securities in which it specializes, the HIT is well-positioned to continue its competitive performance in the period ahead.

In short, now is a particularly good time to put union pension capital to work with an investment in the HIT. We urge you to join the HIT in meeting its commitment to competitive performance, union jobs, and affordable housing.

Ten-Year Growth Comparison

10 years ending June 30, 2010

Source: Haver Analytics and the HIT

The HIT’s net returns for the 1-. 3-, 5-, and 10-year periods ending  June 30, 2010, were 7.62%, 7.52%, 5.48%, and 6.56%, respectively. The performance data quoted represents past performance and is no guarantee of future result. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com

A Historic Opportunity to Create Union Jobs

Union pension fund trustees often talk to HIT staff about the positive impact of the union jobs created by HIT-financed projects.  The HIT’s investments in multifamily housing and healthcare facilities are creating work for union members in communities struggling to get out of the longest and deepest recession since the Great Depression. Men and women working on HIT-financed projects are able to take home family-supporting union wages, with healthcare, pensions, and other important benefits.  Their earnings assure that contributions continue to be made to their pension plans.  The HIT can create thousands more of these much-needed jobs in 2010 and beyond, with the support of its investors.

In recent months, 23 HIT-financed projects have been under construction or preparing to begin work in 15 cities. With HIT investments of over $570 million and total development costs in excess of $1 billion, these projects are expected to generate approximately 6,000 construction jobs for union members who might otherwise be struggling to find work.  The HIT anticipates being able to increase this to at least 10,000 union jobs by next spring with the projects it now has under consideration for investment, and to 15,000 jobs with the additional prospects next year.  The more than $300 million in projected payroll from these projects can be expected to produce millions of dollars of contributions to union pension funds.

Each of these construction projects is a complex economic enterprise, providing employment not only for the construction workers who build it but also for architects, engineers, bankers, materials suppliers, and service providers, down to the truck driver who brings coffee to the site each morning.  The HIT’s current projects and those under review are expected to generate more than 5,400 of these secondary jobs. As the HIT works to meet its goal of 10,000 jobs, the total impact of its investments is expected to exceed 16,000 direct and secondary jobs.

How to Invest in the

          AFL-CIO Housing Investment Trust

The HIT is an open-end investment fund registered with the Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased on the last business day of each month in order to be invested in the HIT that month.  The purchase price will be equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. We request that the HIT be notified on or before the day funds are to be transferred so that we can coordinate their receipt with your bank. Funds received prior to the last day of the month are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations staff below should you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.	Paul Sommers	Liz Diamond
Director of Marketing	Regional Marketing Director	Regional Marketing Director
National & Mid-Atlantic Accounts	Midwest Accounts	Western Accounts
(202) 467-2546	(937) 604-9681	(415) 433-3044
lwhite@aflcio-hit.com	psommers@aflcio-hit.com	ldiamond@aflcio-hit.com

Paul Barrett	Robert Molofsky, Esq.	Julissa Servello
Regional Marketing Director	Regional Marketing Director	Marketing Coordinator
New England Accounts	National & Transit Industry Accounts	(202) 467-2544
(508) 397-9750	(202) 467-2597	jservello@aflcio-hit.com
pbarrett@aflcio-hit.com	rmolofsky@aflcio-hit.com

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO Housing Investment Trust Board of Trustees

John J. Sweeney, Chairman	Frank Hurt	Richard Ravitch
President Emeritus, AFL-CIO	International President, Bakery,	Lieutenant Governor, State of New
	Confectionery & Tobacco Workers and	York; Managing Director, Ravitch Rice
Richard L. Trumka	Grain Millers International Union	& Co. LLC
President, AFL-CIO
	George Latimer	Marlyn J. Spear, CFA
Liz Shuler	Adjunct Professor of Urban Land	Chief Investment Officer, Building
Secretary-Treasurer, AFL-CIO	Studies, Macalester College;	Trades United Pension Trust Fund
	former Mayor, St. Paul, Minnesota	(Milwaukee and Vicinity)
Arlene Holt Baker
Executive Vice President, AFL-CIO	Lindell K. Lee	Tony Stanley
	International Secretary-Treasurer,	Director, TransCon Builders, Inc.;
Mark H. Ayers	International Brotherhood of Electrical	formerly Executive Vice President,
President, Building and Construction	Workers	TransCon Builders, Inc.
Trades Department, AFL-CIO

Stephen Frank	Jack Quinn	James A. Williams
Retired; formerly Vice President and	President, Erie Community College,	General President, International Union
Chief Financial Officer, The Small	State University of New York; formerly	of Painters and Allied Trades of the
Business Funding Corporation	Member of Congress, 27th District,	United States and Canada
New York

Leadership Team

Stephen Coyle	Chang Suh	Stephanie H. Wiggins
Chief Executive Officer	Executive Vice President - Chief	Chief Investment Officer, Multifamily
	Portfolio Manager	Investments
Theodore S. Chandler
Chief Operating Officer	Saul A. Schapiro	Debbie Cohen
	General Counsel	Chief Development Officer
Erica Khatchadourian
Chief Financial Officer	Eric W. Price	Rod DuChemin
	Chief Executive Officer, Building	Director of Labor Relations
America CDE, Inc.

AFL-CIO
Housing Investment Trust
2401 Pennsylvania Avenue, NW
Suite 200
Washington, DC 20037
(202) 331-8055
www.aflcio-hit.com